UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2019

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ConnectOne Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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New Jersey	001-11486	52-1273725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CNOB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 18, 2019, ConnectOne Bank, a wholly-owned bank subsidiary of ConnectOne Bancorp, Inc., a New Jersey corporation (the “Company”), announced that it has received regulatory approvals from the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation, as required pursuant to the Agreement and Plan of Merger, dated as of August 15, 2019, by and between the Company and Bancorp of New Jersey, Inc., a New Jersey corporation. In addition, the Company also announced that it had previously obtained from the Board of Governors of the Federal Reserve System a waiver from the application requirements of Section 3 of the Bank Holding Company Act of 1956, as amended, with respect to the merger of Bancorp of New Jersey, Inc. with and into the Company.

The proposed mergers of the Company and Bancorp of New Jersey, Inc. and their respective bank subsidiaries, which are expected to close early in the first quarter of 2020, remain subject to the approval of the Company’s and Bancorp of New Jersey, Inc.’s shareholders and other customary closing conditions. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Important Information About The Merger

In connection with the proposed merger with Bancorp of New Jersey, Inc. (“BKJ”), the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (file no. 333-233991) registering the shares of the Company’s common stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus of BKJ and the Company which has been sent to the shareholders of BKJ and the Company seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BKJ AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about the Company and BKJ, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at the “Investor Relations” section of the Company’s web site at www.connectonebank.com or from BKJ at the “Investor Relations” section of BKJ’s website at www.bonj.net. Copies of the joint proxy statement/prospectus can also be obtained, free of charge, when available by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to Bancorp of New Jersey, Inc., 1365 Palisade Ave, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

Forward-Looking Statements

This report contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries and which could cause actual results to differ materially from forward-looking statements include, but are not limited to, those factors set forth in Item 1A – Risk Factors of the Company’s Annual Report on Form 10-K, as filed with the SEC; the risk, uncertainties and other factors relating to the merger of BKJ with and into the Company, including the ability to meet closing conditions to the merger and delays in closing the merger; and changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by law, the Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Proxy Solicitation

The Company, BKJ and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and BKJ in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus. Additional information about the Company, and its directors and executive officers, may be found in the definitive proxy statement of the Company relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by the Company with the SEC. Additional information about BKJ, and its directors and executive officers, may be found in the definitive proxy statement of BKJ relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by BKJ with the SEC. These documents can be obtained free of charge from the sources described above.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 18, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConnectOne Bancorp, Inc.

Date: November 18, 2019	By:	/s/ William S. Burns
William S. Burns
Executive Vice President and Chief Financial Officer